CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	May 31, 2018	May 31, 2017
Revenue	$ 0	$ 0
Cost of goods sold	0	0
Gross margin	0	0
Selling, general and administrative expenses	821,374	718,770
Startup costs	0	141,739
Professional fees	2,294,666	750,446
Total operating expenses	3,116,040	1,610,955
Operating loss	(3,116,040)	(1,610,955)
Other (income) expense:
Interest expense	4,709,940	2,571,171
Gain on settlement of debt	(3,480)	0
Loss on modification of related party debt	0	951,239
Loss on modification of debt	29,145	43,334
Loss on note exchange	404,082	0
Loss on extinguishment of debt	989,032	0
Prepayment Penalty	137,000	0
Change in fair value of derivative	195,725	(310,975)
Total other expense	6,461,444	3,254,769
Income (Loss) before income taxes	(9,577,484)	(4,865,724)
Income tax expense	0	0
Net income (loss)	$ (9,577,484)	$ (4,865,724)
Net income (loss) per share - basic (in Dollars per share)	$ (0.24)	$ (0.23)
Weighted average shares outstanding - basic (in Shares)	39,224,613	20,778,785